EXHIBIT 10.2

LOCK-UP AGREEMENT

April 17, 2008

ROTH Capital Partners, LLC
24 Corporate Plaza Drive
Newport Beach, CA 92660
Attention: Aaron W. Gurewitz

Ladies and Gentlemen:

The undersigned understands that ROTH Capital Partners, LLC (the “Placement Agent”) has agreed to act as placement agent in connection with the proposed offering (the “Offering”) by Yongye Biotechnology International, Inc., a Nevada corporation (the “Company”), of 6,495,619 shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), and warrants to purchase 1,623,905 shares of Common Stock (the “Warrants” and, together with the Shares, the “Securities”).

The undersigned understands that the Placement Agent proposes to enter into a Placement Agency Agreement (the “Placement Agency Agreement”) with the Company providing for the Offering of the Securities.

In consideration of the foregoing, and in order to induce you to act as the Placement Agent in the offering, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Placement Agent, the undersigned will not, during the period (the “Lock-Up Period”) beginning on the date hereof (the “Closing Date, and ending on first anniversary of the date that is the effective date of the registration statement covering the resale of all the securities (including the Common Stock to be issued in connection with the warrant delivered to the Placement Agent in connection with the Offering) required to be registered under the terms of the Registration Rights Agreement within 195 days of the Closing Date, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell a stock short, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of the Placement Agent, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) with the prior written consent of the Placement Agent, or (iv) effected pursuant to any exchange of “underwater” options with the Company, (b) the acquisition or exercise of any stock option issued pursuant to the Company’s existing stock option plan, including any exercise effected by the delivery of Securities of the Company held by the undersigned, (or (d) the establishment of any 10b5-1 selling plan provided the initial sale date under such plan occurs after the end of the Lock-Up Period described above. For purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. None of the restrictions set forth in this Letter Agreement shall apply to Common Stock acquired in open market transactions.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The Placement Agent and the undersigned agree that this Lock-Up Agreement cannot be modified or amended in any way, and no waiver of any provision of this Lock-Up Agreement may be waived by the Placement Agent, except by a written amendment, signed by both of the parties hereto, that shall have been approved by the purchasers of not less than 51% of the Shares sold in the Offering.

(signatures follow)

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

/s/ Zishen Wu
Name: Zishen Wu
Title: Chairman, President and CEO

Accepted as of the date first set forth above:

ROTH Capital Partners, LLC

By	/s/ Aaron W. Gurewitz
Name: Aaron W. Gurewitz
Title: Managing Director, Equity Capital Markets

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

/s/ Sun Taoran
Name: Sun Taoran
Title: Vice Chairman

Accepted as of the date first set forth above:

ROTH Capital Partners, LLC

By	/s/ Aaron W. Gurewitz
Name: Aaron W. Gurewitz
Title: Managing Director, Equity Capital Markets

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

/s/ Guo Xiaochuan
Name: Guo Xiaochuan
Title: Director

Accepted as of the date first set forth above:

ROTH Capital Partners, LLC

By	/s/ Aaron W. Gurewitz
Name: Aaron W. Gurewitz
Title: Managing Director, Equity Capital Markets

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

/s/ Zhang Haiming
Name: Zhang Haiming
Title: Director

Accepted as of the date first set forth above:

ROTH Capital Partners, LLC

By	/s/ Aaron W. Gurewitz
Name: Aaron W. Gurewitz
Title: Managing Director, Equity Capital Markets

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

/s/ Vini Dharmawan
Name: Vini Dharmawan
Title: CFO, Secretary and Treasurer

Accepted as of the date first set forth above:

ROTH Capital Partners, LLC

By	/s/ Aaron W. Gurewitz
Name: Aaron W. Gurewitz
Title: Managing Director, Equity Capital Markets

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

/s/ Gao Jing
Name: Gao Jing
Title: Chief Scientist

Accepted as of the date first set forth above:

ROTH Capital Partners, LLC

By	/s/ Aaron W. Gurewitz
Name: Aaron W. Gurewitz
Title: Managing Director, Equity Capital Markets

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

/s/ Larry Gilmore
Name: Larry Gilmore
Title: VP Corporate Strategy

Accepted as of the date first set forth above:

ROTH Capital Partners, LLC

By	/s/ Aaron W. Gurewitz
Name: Aaron W. Gurewitz
Title: Managing Director, Equity Capital Markets

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

/s/ Zhao Qiang
Name: Zhao Qiang
Title: Director

Accepted as of the date first set forth above:

ROTH Capital Partners, LLC

By	/s/ Aaron W. Gurewitz
Name: Aaron W. Gurewitz
Title: Managing Director, Equity Capital Markets